UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2017

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JAGGED PEAK ENERGY INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-37995 (Commission File Number)	81-3943703 (I.R.S. Employer Identification Number)

1125 17th Street, Suite 2400
Denver, Colorado 80202

(720) 215-3700
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 8, 2017, Jagged Peak Energy Inc. (the “Company”) appointed J. Jay Stratton, Jr. as its Executive Vice President, Chief Operating Officer. Mr. Stratton is 56 years old. Most recently, Mr. Stratton was the Chief Operating Officer of Permian Resources LLC, the successor to American Energy Partners’ Permian Basin portfolio company, from April 2014 until the sale of all of its assets in May 2017. Since June 2017, Mr. Stratton has been evaluating new opportunities. Prior to Permian Resources LLC, he was a District Manager for Permian Basin and Mid-Continent assets for Chesapeake Energy Corporation from January 2011 to March 2014. He began his career with Atlantic Richfield Company (ARCO), Occidental Petroleum Corporation and Anadarko Petroleum Corporation in various engineering roles. Mr. Stratton holds a Bachelor’s of Science in petroleum engineering from Texas A&M University.

Mr. Stratton has no family relationships that require disclosure pursuant to Item 401(d) of Regulation S-K and has not been involved in any transactions that require disclosure pursuant to Item 404(a) of Regulation S-K. There is no arrangement or understanding between Mr. Stratton and any other person pursuant to which Mr. Stratton was appointed as Chief Operating Officer of the Company.

On August 8, 2017, the Company and Mr. Stratton entered into an employment letter agreement (the “Employment Agreement”). Pursuant to the Employment Agreement, Mr. Stratton’s annual compensation will consist of a salary of $470,000 and he will participate in the Company’s Short Term Incentive Plan at a target level of 90% of his base salary (which, for fiscal year 2017, will be prorated for actual days of employment). Mr. Stratton will also receive an initial equity grant valued at $3,200,000 as of his start date (consisting of 25% restricted stock units, 50% performance stock units, and 25% Series B Units of JPE Management Holdings LLC). He will also participate in the Company’s Executive Severance Plan as a Group 2 Executive (as such term is defined in the Severance Plan) and will be reimbursed for relocation expenses to Denver in accordance with Company policy.

The description of the Employment Agreement set forth above is qualified in its entirety by the terms of the Employment Agreement, the form of which was previously filed and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On August 10, 2017, the Company issued a news release titled “Jagged Peak Energy Inc. Announces Appointment Of Chief Operating Officer”. A copy of the news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Employment Letter Agreement (incorporated by reference to Exhibit 10.2 to the Company’s Form 10-Q filed with the SEC on August 10, 2017).
99.1	Press Release dated August 10, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2017
Jagged Peak Energy Inc.

By:     /s/ Christopher I. Humber
Christopher I. Humber
Executive Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Employment Letter Agreement (incorporated by reference to Exhibit 10.2 to the Company’s Form 10-Q filed with the SEC on August 10, 2017).
99.1	Press Release dated August 10, 2017.